Exhibit 10.1

EXECUTION COUNTERPART

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of March 18, 2005, (this “Amendment”) between MISSION RESOURCES CORPORATION, a Delaware corporation (the “Borrower”); each of the lenders party hereto (the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as administrative agent (“Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Borrower, the Lenders and the Administrative Agent previously entered into that certain Credit Agreement dated as of April 8, 2004, as amended by that certain First Amendment to Credit Agreement made and entered into and effective as of April 8, 2004 (the “Credit Agreement”), pursuant to which the Lenders agreed to make certain loans to the Borrower upon the terms and conditions as provided therein.

B. The Borrower and the Lenders desire to make certain amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Section 2.08(a) of the Credit Agreement is revised and amended to read in its entirety as follows:

Section 2.08 Borrowing Base.

(a) The Borrowing Base shall be determined in accordance with Section 2.08(b) by the Agent with the concurrence of the applicable number of required Lenders as provided in Section 2.08(b) and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, and Schedule 2.08 such redetermination shall remain in effect until the next successive Redetermination Date. “Redetermination Date” shall mean the date that the redetermined Borrowing Base and Schedule 2.08 becomes effective subject to the notice requirements specified in Section 2.08(e) both for scheduled redeterminations and unscheduled redeterminations. So long as any of the Revolving Credit Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base and Schedule 2.08. During the period from and after the Closing Date until the first redetermination pursuant to Section 2.08(d) or adjusted pursuant to Section 8.08(c), the amount of the Borrowing Base shall be $50,000,000.00, which shall be available for purposes allowed by Section 7.07, and to the extent required by Section 8.08, if proceeds are used to purchase Oil and Gas Properties as allowed under Section 7.07(d), such properties must be mortgaged to the Agent by documents in form and substance satisfactory to Agent and title work furnished satisfactory to Agent and subject to no liens or encumbrances of any kind whatsoever other than Excepted Liens. Notwithstanding the above, all Lenders shall have the right, at all Lenders’ sole discretion, at any time, to increase the amount of advances under the Borrowing Base available for General Corporate Purposes and approved acquisitions in an amount determined by all Lenders, in their sole discretion.

3. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

4. Borrower hereby represents and warrants to Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby.

5. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

6. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto including, without limitation, the costs and fees of Administrative Agent’s legal counsel, and all costs and expenses incurred by Administrative Agent and all Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document including, without limitation, the costs and fees of all Lenders’ legal counsel.

8. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

9. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

10. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

11. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

12. No consent or waiver, express or implied, by Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

13. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

14. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

15. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

BORROWER:

MISSION RESOURCES CORPORATION

By:	/s/ RICHARD W. PIACENTI
Richard W. Piacenti Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LENDER AND AGENT:

WELLS FARGO BANK NATIONAL ASSOCIATION

By:	/s/ JEFF DALTON
Jeff Dalton Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LENDER:

MACQUARIE BANK LIMITED – OBU

By:	/s/ NICHOLAS O’ KANE
Name:	Nicholas O’ Kane
Title:	Executive Director

/s/ THOMAS CULLINAN
Thomas Cullinan Attorney

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LENDER:

STERLING BANK

By:	/s/ C. SCOTT WILSON
Name:	C. Scott Wilson
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

Each Guarantor hereby consents and agrees to this Amendment and agrees that each Guaranty executed by such Guarantor shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

GUARANTOR:

BLACK HAWK OIL COMPANY

By:	/s/ RICHARD W. PIACENTI
Richard W. Piacenti Executive Vice President and Chief Financial Officer

GUARANTOR:

MISSION HOLDING LLC

By:	/s/ RICHARD W. PIACENTI
Richard W. Piacenti Manager

GUARANTOR:

MISSION E&P LIMITED PARTNERSHIP

By:	Black Hawk Oil Company its sole general partner

	By:	/s/ RICHARD W. PIACENTI
Richard W. Piacenti Executive Vice President and Chief Financial Officer